Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Note 11 – Subsequent Events

Convertible Debt

On April 29, 2020, a Noteholder of a $5,000,000 Note, entered into a Secured Convertible Note Modification and Conversion Agreement (the "Amendment"), pursuant to which the Noteholder converted $2,000,000 of the principal amount of its Note into 1,250,000 shares of the Company's common stock at a reduced conversion price of $1.60 per share. The remaining $3,000,000 principal amount of the Bridge Note remains convertible at a conversion price of $8.50 per share. Interest on the converted amount will continue to accrue, and all accrued and unpaid interest under the Note (including interest accrued on the converted amount) is due on the maturity date of August 23, 2020. The remaining provisions of the Note are unchanged (see Note 7 – Convertible Debt and Convertible Debt, Related Party).  No Contingent Consideration Shares were issued in connection with the conversion since the requirements for issuance were not met.

Amendments to Employment Agreements

On April 24, 2020, the employment agreement between the Company and the Chief Executive Officer of WPT (the "WPT CEO") was amended such that effective as of May 1, 2020, the WPT CEO salary will be reduced by 10% to approximately $377,000 for a six-month period.

On April 24, 2020, the employment agreement between the Company and its Chief Executive Officer (the "CEO"), pursuant to which the parties agreed that effective May 1, 2020, the CEO's annual salary will be reduced by 80% to $60,000 for a six-month period.

Rent Abatement

The Company has been advised by the landlord of the HyperX Esports Arena in Las Vegas that its approximately $142,500 of monthly rent and related charges will be abated beginning on or about June 4, 2020 and concluding when the Luxor Hotel and Casino reopens to the public.

Paycheck Protection Program

During May 2020, Allied Esports received aggregate cash proceeds of $907,129 pursuant to two loans (the "Allied Esports PPP Loans") provided in connection with the Paycheck Protection Program ("PPP") under the Coronavirus Aid, Relief, and Economic Security Act and applicable regulations (the "CARES Act").

On May 18, 2020, the Company's wholly-owned subsidiary, WPT Enterprises Inc. ("WPT") received an unsecured loan (the "WPT PPP Loan," and together with the Allied Esports PPP Loans, the "PPP Loans") in the amount of $685,300, pursuant to the PPP.

Under the terms of the CARES Act, as amended by the Paycheck Protection Program Flexibility Act of 2020, Allied Esports and WPT are eligible to apply for and receive forgiveness for all or a portion of their respective PPP Loans. Such forgiveness will be determined, subject to limitations, based on the use of the loan proceeds for certain permissible purposes as set forth in the PPP, including, but not limited to, payroll costs (as defined under the PPP) and mortgage interest, rent or utility costs (collectively, "Qualifying Expenses") incurred during the 24 weeks subsequent to funding, and on the maintenance of employee and compensation levels, as defined, following the funding of the PPP Loan. Allied Esports and WPT intend to use the proceeds of their PPP Loans for Qualifying Expenses. However, no assurance is provided that Allied Esports or WPT will be able to obtain forgiveness of the PPP Loans in whole or in part. Any amounts that are not forgiven incur interest at 1.0% per annum and monthly repayments of principal and interest are deferred until six months after the Small Business Administration makes a determination on forgiveness. While the PPP Loans currently have a two-year maturity, the amended law permits the borrower to request a five-year maturity from its lender.

Convertible Debt

On May 22, 2020, the Company and Knighted entered into a Secured Convertible Note Modification and Conversion Agreement No. 2 ("Amendment 2"), pursuant to which the remaining principal amount of the Note ($3,000,000) was converted at a conversion price of $1.40 per share, and the Company issued to Knighted 2,142,858 shares of common stock. On June 8, 2020, the Company and Knighted entered into Secured Convertible Note Modification Agreement No. 3 ("Amendment 3," together with the Amendment and Amendment 2, the "Amendments"), pursuant to which Knighted agreed to defer payment of all interest payable to Knighted on August 23, 2020 ($1,421,096) until February 23, 2022. Such amount will accrue interest at the annual rate of 12% and may be prepaid without penalty. The remaining amounts due under Knighted's Note, as amended, are no longer convertible into shares of common stock. Except as set forth in the Amendments, the remaining provisions of the Note remain in effect. The remaining provisions of the Note are unchanged.

Extension of Bridge Notes

On June 8, 2020, the Company and the holders (the "Extending Bridge Noteholders") of two Bridge Notes in the aggregate principal amount of $2,000,000 (together, the "Extended Bridge Notes"), each entered into a Secured Convertible Note Modification (Extension) Agreement with the Company (together, the "Bridge Note Extensions") pursuant to which, among other things, the Extending Bridge Noteholders agreed to extend the maturity date of their respective Extended Bridge Note until February 23, 2022. Interest on the Extended Bridge Notes will continue to accrue at 12.0% per year and may be prepaid without penalty. The remaining provisions of the Extended Bridge Notes remain unchanged and in effect. One of the Extending Bridge Noteholders is Man Sha, the spouse of Frank Ng, the Company's Chief Executive Officer and Director.

Senior Secured Loan.

On June 8, 2020, the Company and certain accredited investors (the "Investors") entered into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which the Investors made, in a private placement transaction, a net $9,000,000 loan (after payment of a $600,000 original issue discount) to the Company (the "Loan"). The Purchase Agreement contains customary representations and warranties, and the Company agreed it would not take on additional debt from third parties without the Investors' written approval, subject to certain exceptions and ordinary course trade debt. The Company also agreed to use 35% of the proceeds from future financings in excess of $3 million (or $5 million if approved by the Investors) to pay down the outstanding balance on the Loan. The Company reserves its rights under the Purchase Agreement to consummate, subject to certain exceptions, a debt or equity offering of up to $5 million in the future.

The Loan is evidenced by Senior Secured Convertible Promissory Notes (the "Notes") in the aggregate original principal amount of $9,600,000 and bearing guaranteed interest at a rate of 8% per annum. The Note has a two-year term, with principal payable in equal monthly installments of $436,364 commencing 60 days after the date of the Loan with accrued interest thereon. Monthly payments of interest are due on such dates as well. Each payment may be paid at the Company's option in cash, or if all equity conditions set forth in the Note are satisfied or waived, in shares of common stock ("Note Shares") at a price equal to 87% of the lowest VWAP in the 10 days prior to the payment date. Each such payment (in cash or shares) will be equal to 110% of the monthly installment.

The equity conditions include, but are not limited to, (a) there existing no events of default, (b) all amounts due have been timely paid, (c) the shares may be resold pursuant to a registration statement or pursuant to an exemption under Rule 144 of the Securities Act, (d) the shares are registered for trading on a trading market, (e) there is a sufficient number of authorized but unissued shares and otherwise unreserved shares to issue all shares required under the various Loan documents, (f) the holder does not possess any material non-public information at the time of issuance, and (g) the Company's shares have met certain minimum volume and closing price thresholds. The issuance of shares is also prohibited to the extent the issuance would cause the Investor to exceed the Beneficial Ownership Limitation (described below) or would cause the Investors to receive more than 19.99% of the shares of outstanding common stock as of the date of the Loan unless the Company obtains shareholder approval of the Loan in advance of such issuance.

The Notes are convertible at each Investor's option, in whole or in part, and from time to time, into shares of the Company's common stock ("Conversion Shares") at $3.30 per share (subject to adjustment to convert at the same price as any non-exempt issuances of Company common stock at a lower issuance price); provided, however, that the parties may not effect any such conversion that would result in Investor (together with its affiliates) owning in excess of 4.99% of the number of shares of the Company's common stock outstanding immediately after giving effect to the conversion in question (the "Beneficial Ownership Limitation"). Investor, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation, provided that the Beneficial Ownership Limitation may not exceed 9.99%.

Conversion of the Notes are also limited if a conversion would cause the Investors to receive more than 19.99% of the shares of outstanding common stock as of the date of the Loan unless the Company obtains shareholder approval of the Loan in advance of such issuance.

In connection with the Loan, the Company issued to Investors five-year warrants (the "Warrant") to purchase up to 1,454,545 (the "Warrant Shares") at $4.125 per share (subject to adjustment to exercise at the same price as any non-exempt issuances of Company common stock at a lower issuance price). The parties may not effect any exercise of a Warrant that would result in an Investor (together with its affiliates) owning in excess of the Beneficial Ownership Limitation.

The Company and Investors also entered into a Security Agreement (the "Security Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement"). Pursuant to the Security Agreement, the Company and its subsidiaries granted Investors a lien on all assets in a pari passu position with the holders of the Bridge Notes.

Pursuant to the Registration Rights Agreement, the Company agreed to, among other terms, file one or more registration statements covering the resale of the Note Shares, the Conversion Shares and Warrant Shares within 30 days of signing the Registration Agreement. The Company also agreed to use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission within sixty daysof the date of the transaction, and to file additional registration statements as necessary to register all of such securities for resale under the Securities Act of 1933, as amended.

In connection with the Loan, certain of the Company's subsidiaries also guaranteed the Company's obligations under the Notes pursuant to a Subsidiary Guarantee.

Note 17 – Subsequent Events

Common Stock

On January 14, 2020 the Company issued 758,725 shares of its common stock to an investor in exchange for $5,000,000 (the "Purchase Price") pursuant to a Share Purchase Agreement. The Purchase Price is to be used by the Company or its subsidiaries to develop integrated esports experience venues at mutually agreed upon shopping malls owned and/or operated by investor or any of its affiliates (each, an "Investor Mall"), that will include a dedicated gaming space and production capabilities to attract and to activate esports and other emerging live events (each, an "Esports Venue"). To that end, half of the Purchase Price is held in escrow until the parties execute a written lease agreement for the first Esports Venue, and the other half is held in escrow until the parties execute a written lease agreement for the second Esports Venue. Further, pursuant to the Share Purchase Agreement, the Company must create, produce, and execute three (3) esports events during each calendar year 2020, 2021 and 2022 that will include the Company's esports truck at one or more Investor Malls at mutually agreed times.

Put Option Agreement and Exercise

On February 25, 2020 (the "Effective Date"), the Company entered into a Put Option Agreement (the "Agreement") with the Chairman of the Company's Board of Director (the "Chairman"), pursuant to which the Company has an option in its discretion, to sell shares of its common stock (the "Option Shares") to the Chairman for aggregate gross proceeds of up to $2.0 million, at a purchase price of $1.963 per Option Share, subject to the following limitations:

a)	The total number of shares that may be issued under the Agreement will be limited to 19.99% of the Company's outstanding shares on the date the Agreement is signed (the "Exchange Cap"), unless stockholder approval is obtained to issue shares in excess of the Exchange Cap;

b)	The Company may not issue and the Chairman may not purchase Option Shares to the extent that such issuance would result in the Chairman and his affiliates beneficially owning more than 19.99% of the then issued and outstanding shares of the Company's common stock unless (i) such ownership would not be the largest ownership position in the Company, or (ii) stockholder approval is obtained for ownership in excess of 19.99%; and

c)	The Company may not issue and the Chairman may not purchase any Option Shares if such issuance and purchase would be considered equity compensation under the rules of The Nasdaq Stock Market unless stockholder approval is obtained for such issuance.

Option shares purchased pursuant to the Agreement are subject to a six-month lock-up period whereby they cannot be sold or transferred. The Put Option expires on April 9, 2020. On March 9, 2020, the Company provided notice to the Chairman that they had elected to exercise the Put Option to sell 1,018,848 Option Shares at a purchase price of $1.963 per share for total proceeds of $2,000,000. The Company expects to close on the sale of the Option Shares within 30 days of the notice of exercise of the Put Option.